Exhibit 10.1
EXECUTION COPY
FIRST INCREMENTAL AMENDMENT TO CREDIT AGREEMENT
          FIRST INCREMENTAL AMENDMENT TO CREDIT AGREEMENT (as defined below), dated as of August 17, 2007 (this “First Incremental Amendment”) among ACTIVANT GROUP INC. (f/k/a Lone Star Holding Corp.), a Delaware corporation (“Holdings”), ACTIVANT SOLUTIONS INC., a Delaware corporation (the “Borrower”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity, the “Administrative Agent”), and the 2007 Term Lenders. Unless otherwise indicated, all capitalized terms used herein (and including in this preamble and in the recitals hereto) and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below. The rules of construction specified in Sections 1.02 through 1.09 of the Credit Agreement shall apply to this First Incremental Amendment including the terms defined in the preamble and recitals hereto.
WITNESSETH:
          WHEREAS, Holdings, the Borrower, various lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), the Administrative Agent, Deutsche Bank Trust Company Americas, as Swing Line Lender and an L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, and Lehman Commercial Paper Inc., as Documentation Agent, are parties to a Credit Agreement, dated as of May 2, 2006 (the “Credit Agreement”);
          WHEREAS, Greenland Holding Corp., a Delaware corporation and a wholly-owned Subsidiary of the Borrower (“Greenland”), desires to acquire the “Transferred Assets”, and assume the “Assumed Liabilities” (such assets and liabilities, collectively, the “Iceland Business”), from Intuit Inc. (the “Seller”) pursuant to, and in accordance with the terms of, that certain Asset Purchase Agreement, dated as of July 2, 2007 (the “Iceland Acquisition Agreement”), among the Seller, the Borrower and Greenland, which acquisition (and related assumption) will be effected in accordance with the requirements of a Permitted Acquisition pursuant to the terms of the Credit Agreement (such acquisition, the “Iceland Acquisition”);
          WHEREAS, the Borrower has requested that the 2007 Term Lender provide, and the 2007 Term Lender has agreed to so provide, the 2007 Term Loans to the Borrower pursuant to the provisions of Section 2.15 of the Credit Agreement in order to finance a portion of the purchase price for the Iceland Acquisition;
          WHEREAS, the Borrower has requested that the 2007 Term Lender and the Administrative Agent effect certain amendments to the Credit Agreement in accordance with Section 2.15(a) thereof as are necessary and appropriate to effect the provisions of such Section in connection with the financing of the Iceland Acquisition with the proceeds of 2007 Term Loans, as described below; and
          WHEREAS, the Administrative Agent and the 2007 Term Lender are willing to agree to such amendments as herein provided, subject to the terms and conditions of this First Incremental Amendment;
          NOW, THEREFORE, it is agreed:
I. Amendments to Credit Agreement.
          1. The third paragraph in the preliminary statements to the Credit Agreement is hereby amended by inserting the text “Original” immediately preceding the text “Term Loans” appearing in said paragraph.
          2. The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text “(w) 2007 Term Loans maintained as (A) Eurocurrency Rate Loans, 2.50% and (B) Base Rate Loans 1.50%,” immediately preceding subclause (x) of the first sentence thereof and (ii) inserting the text “Original” immediately preceding the text “Term Loans” appearing in subclause (x) of the first sentence of said definition.
          3. The definition of “Specified Transaction” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “the incurrence of 2007 Term Loans,” immediately after the text “Incremental Term Loan,” appearing in said definition.
          4. The definition of “Transaction” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “Original” immediately preceding the text “Term Loans” appearing in said definition.
          5. Section 1.01 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Borrowing”, “Class”, “Facility”, “Term Borrowing”, “Term Commitment” and “Tranche” appearing therein in their entirety and (ii) inserting the following new definitions in appropriate alphabetical order:
          “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, an Original Term Borrowing or a 2007 Term Borrowing, as the context may require.
          “Class” (a) when used with respect to Lenders, refers to whether such Lenders are Revolving Credit Lenders, Original Term Lenders or 2007 Term Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, Original Term Commitments or 2007 Term Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans, Original Term Loans or 2007 Term Loans.
          “Facility” means the Original Term Loans, the 2007 Term Loans, the Revolving Credit Facility, the Swing Line Sublimit or the Letter of Credit Sublimit, as the context may require.

          “First Incremental Amendment Effective Date” has the meaning specified in the First Incremental Amendment to this Agreement, dated as of August 17, 2007.
     “Iceland Acquisition” has the meaning specified in the First Incremental Amendment.
     “Iceland Business” has the meaning specified in the First Incremental Amendment.
     “Original Term Borrowing” means a borrowing consisting of simultaneous Original Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Original Term Lenders pursuant to Section 2.01.
     “Original Term Commitment” means, as to each Original Term Lender, its obligation to make an Original Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a) (as in effect on the Closing Date), in each case under the caption “Original Term Commitment”, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Original Term Commitments of Original Term Loans is $390,000,000.
     “Original Term Lender” means any Lender that has an Original Term Commitment or an Original Term Loan at such time.
     “Original Term Loan” has the meaning specified in Section 2.01(a).
     “Term Borrowing” means, an Original Term Borrowing or a 2007 Term Borrowing, as applicable.
     “Term Commitment” means, an Original Term Commitment or a 2007 Term Commitment, as applicable.
     “TL Repayment Percentage” of any Tranche of Term Loans at any time shall be a fraction (expressed as a percentage) (x) the numerator of which is the aggregate principal amount of outstanding Term Loans of such Tranche at such time and (y) the denominator of which is the sum of the aggregate principal amount of all outstanding Term Loans (of all Tranches) at such time.
     “Tranche” means a category of Commitments or Credit Extensions thereunder. For purposes hereof, each of the following comprises a separate Tranche: (a) the unused Revolving Commitments, the outstanding Revolving Credit Loans, the outstanding Swing Line Loans and L/C Obligations in respect of Letters of Credit, (b) the outstanding Original Term Loans and (c) the outstanding 2007 Term Loans.

     “2007 Term Borrowing” means a borrowing consisting of simultaneous 2007 Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the 2007 Term Lenders pursuant to Section 2.01.
     “2007 Term Commitment” means, as to each 2007 Term Lender, its obligation to make a 2007 Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01(a) (as in effect on the First Incremental Amendment Effective Date), in each case under the caption “2007 Term Commitment”, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the 2007 Term Commitments on the First Incremental Amendment Effective Date is $75,000,000.
     “2007 Term Lender” means any Lender that has a 2007 Term Commitment or a 2007 Term Loan at such time.
     “2007 Term Loan” has the meaning specified in Section 2.01(a).
          6. Section 2.01(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new clause (a) in lieu thereof:
     “(a) The Term Borrowings. Subject to the terms and conditions set forth herein, (A) each Original Term Lender with an Original Term Commitment on the Closing Date severally agrees to make to the Borrower on the Closing Date a single loan denominated in Dollars in a principal amount equal to such Original Term Lender’s Original Term Commitment on the Closing Date (each, an “Original Term Loan” and, collectively, the “Original Term Loans”) and (B) each 2007 Term Lender with a 2007 Term Commitment on the First Incremental Amendment Effective Date severally agrees to make to the Borrower on the First Incremental Amendment Effective Date a single loan denominated in Dollars in a principal amount equal to such 2007 Term Lender’s 2007 Term Commitment on the First Incremental Amendment Effective Date (each, a “2007 Term Loan” and, collectively, the “2007 Term Loans”). Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Subject to Section 2.02(c), Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.”
          7. Section 2.02(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.02(a) in lieu thereof:
     “(a) Each Original Term Borrowing, each 2007 Term Borrowing, each Revolving Credit Borrowing, each conversion of Original Term Loans, 2007 Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone.

Each such notice must be received by the Administrative Agent not later than 12:30 p.m. (New York, New York time) (i) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, and (ii) one (1) Business Day before the requested date of any Borrowing of Base Rate Loans or conversion of any Eurocurrency Rate Loans to Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Original Term Borrowing, a 2007 Term Borrowing, a Revolving Credit Borrowing, a conversion of Original Term Loans, 2007 Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Original Term Loans, 2007 Term Loans or Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Original Term Loans, 2007 Term Loans or Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.”
          8. Section 2.02(e) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.02(e) in lieu thereof:
     “(e) After giving effect to all Original Term Borrowings, all 2007 Term Borrowings, all Revolving Credit Borrowings, all conversions of Original Term Loans, 2007 Term Loans or Revolving Credit Loans from one Type to the other, and all continuations of Original Term Loans, 2007 Term Loans or Revolving Credit Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect.”
          9. Section 2.05(a)(i) of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing immediately preceding the text “(3)” appear in the first sentence of said Section and (ii) inserting the text “; and (4) each prepayment of Term Loans pursuant to this Section 2.05(a) shall be applied pro rata to each Tranche of Term Loans (based upon the TL Repayment Percentages of the various Tranches of Term Loans at such time)” immediately preceding the period at the end of the first sentence of said Section.
          10. Section 2.05(b)(vi) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.05(b)(vi) in lieu thereof:
     “(vi) Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied pro rata to each Tranche of Term Loans (based upon the TL Repayment Percentages of the various Tranches of Term Loans at such time) and shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.07(a); and each such prepayment shall be paid to the Lenders of such Tranche in accordance with their respective Pro Rata Shares, subject to clause (vii) of this Section 2.05(b).”
          11. Section 2.06(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.06(b) in lieu thereof:
     “(b) Mandatory. The Original Term Commitment of each Original Term Lender shall be automatically and permanently reduced to $0 upon the making of such Original Term Lender’s Original Term Loans pursuant to Section 2.01(a) on the Closing Date. The 2007 Term Commitment of each 2007 Term Lender shall be automatically and permanently reduced to $0 upon the making of such 2007 Term Lender’s 2007 Term Loans pursuant to Section 2.01(a) on the First Incremental Amendment Effective Date.”
          12. Section 2.07(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.07(a) in lieu thereof:
     “(a) Term Loans. The Borrower shall repay (a) to the Administrative Agent for the ratable account of the Original Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of June, 2006 an aggregate principal amount equal to 0.25% of the sum of the initial aggregate principal amount of all Original Term Loans outstanding on the Closing Date (which payments shall be reduced as a result of, and after giving effect to, the application of prepayments in accordance with the order of priority set forth in Section 2.05), and (ii) on the Maturity Date for the Term Loans, the aggregate principal amount of all Original Term Loans outstanding on such date and (b) to the Administrative Agent for the ratable account of the 2007 Term Lenders (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of September 2007 an aggregate principal amount equal to 0.25% of the sum of the initial aggregate principal amount of all 2007 Term Loans outstanding on the First Incremental Amendment Effective Date (which payments shall be reduced as a result of, and after giving effect to, the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Term Loans, the aggregate principal amount of all 2007 Term Loans outstanding on such date.”

          13. Section 4.01(e) of the Credit Agreement is hereby amended by inserting the word “Original” immediately prior to each reference to “Term Loans” appearing in said Section.
          14. Section 7.10 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period at the end of said Section:
“(or, in the case of proceeds of 2007 Term Loans incurred on the First Incremental Amendment Effective Date, use such proceeds for any purpose other than to finance the Iceland Acquisition, to repay certain existing third-party indebtedness of the Iceland Business in connection with the Iceland Acquisition and to pay fees, costs and expenses incurred in connection with the Iceland Acquisition or the financing thereof)”.
          15. Section 10.01(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 10.01(b) in lieu thereof:
     “(b) (i) extend the date of any scheduled repayment of Original Term Loans pursuant to Section 2.07(a) without the consent of the Supermajority Lenders holding Original Term Loans, or amend the definition of Supermajority Lenders without the consent of the Supermajority Lenders holding Original Term Loans (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of Original Term Loans and Revolving Loan Commitments are included on the Closing Date) or (ii) extend the date of any scheduled repayment of 2007 Term Loans pursuant to Section 2.07(a) without the consent of the Supermajority Lenders holding 2007 Term Loans, or amend the definition of Supermajority Lenders without the consent of the Supermajority Lenders holding 2007 Term Loans (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of 2007 Term Loans are included on the First Incremental Amendment Effective Date);”
          16. Schedule 2.01 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof the new Schedule 2.01 as it appears as attached hereto.
II. Miscellaneous Provisions.
          1. In order to induce the Administrative Agent and the 2007 Term Lender to enter into this First Incremental Amendment, the Borrower hereby represents and warrants that:
     (a) no Default or Event of Default exists as of the First Incremental Amendment Effective Date, and at the time that the 2007 Term Loans are made (and after giving effect thereto) no Default of Event of Default shall exist; and

     (b) the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the First Incremental Amendment Effective Date (or as to any such representation or warranty that is qualified as to “materiality” or similar language, in all respects), on and as of the date of incurrence of the 2007 Term Loans (or, to the extent that any such representation or warranty specifically refers to an earlier date, on and as of such earlier date).
          2. This First Incremental Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
          3. This First Incremental Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4. THIS FIRST INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          5. This First Incremental Amendment shall become effective on the date (the “First Incremental Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) the Iceland Acquisition shall have been consummated in accordance with the requirements for a Permitted Acquisition pursuant to the terms of Section 7.02(i) of the Credit Agreement;
     (ii) the Administrative Agent shall have received such certificates of resolutions and other action, incumbency certificates and/or other certificates of Responsible Officers of each of the Borrower and Greenland as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the execution and delivery of this First Incremental Amendment and the other Loan Documents to which the Borrower and Greenland is to be a party on the First Incremental Amendment Effective Date;
     (iii) the Administrative Agent shall have received true and correct copies of the Certificate of Incorporation and By-Laws of Greenland, certified as such by a Responsible Officer of Greenland;
     (iv) the Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower, dated the First Incremental Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, containing (I) a representation and warranty that (x) the incurrence of 2007 Term Loans on such date does not violate the terms of the Senior Subordinated Notes Indenture

(including Section 4.09 thereof) and (y) the Indebtedness evidenced by the 2007 Term Loans constitutes “Senior Indebtedness” and “Designated Senior Indebtedness” under the Senior Subordinated Notes Indenture and (II) financial calculations (in form and substance reasonably satisfactory to the Administrative Agent) establishing compliance with a Fixed Charge Coverage Ratio (as defined in the Senior Subordinated Notes Indenture) of greater than 2.00:1.0 (after giving effect to the incurrence of 2007 Term Loans) as required by the first proviso to Section 4.09(a) of the Senior Subordinated Notes Indenture;
     (v) the Administrative Agent shall have received a certificate from the Chief Financial Officer of the Borrower substantially in the form of Exhibit H to the Credit Agreement (with appropriate modifications to reflect the consummation of the Iceland Acquisition and the incurrence of 2007 Term Loans on the First Incremental Amendment Effective Date) attesting to the solvency of the Loan Parties (taken as a whole) after giving effect to such events;
     (vi) the Administrative Agent shall have received a Loan Notice from a Responsible Officer of the Borrower substantially in the form of Exhibit A to the Credit Agreement relating to the 2007 Term Loans;
     (vii) there shall have been delivered to the Administrative Agent for the account of each of the Term Lenders making 2007 Term Loans that have requested same an appropriate Term Note executed by the Borrower, in each case in the amount, maturity and otherwise as provided in the Credit Agreement (as modified hereby);
     (viii) the Administrative Agent shall have received an opinion from Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties substantially in the form of Exhibit I to the Credit Agreement addressed to the Administrative Agent and each of the Lenders party to the Credit Agreement on the First Incremental Amendment Effective Date and dated the First Incremental Amendment Effective Date covering such matters incident to this First Incremental Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request (including an opinion as to no conflict with the Senior Subordinated Notes Indenture and the perfection of security interests in the assets of Greenland granted pursuant to the Collateral Documents);
     (ix) the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due and invoiced before the First Incremental Amendment Effective Date; and
     (x) each of the Loan Parties, the Administrative Agent and the 2007 Term Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent in accordance with the notice requirements set forth in Section 10.02 of the Credit Agreement.

          6. By executing and delivering a copy hereof, each Loan Party hereby agrees that all Loans (including, without limitation, the 2007 Term Loans made available on the First Incremental Amendment Effective Date) shall be guaranteed pursuant to the various Guaranties in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof.
          7. From and after the First Incremental Amendment Effective Date, (i) all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby and (ii) the First Incremental Amendment shall be deemed to constitute a “Loan Document” for all purposes of the Credit Agreement.
* * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

ACTIVANT GROUP INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

ACTIVANT SOLUTIONS INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent
By:	/S/ PAUL O'LEARY
	Name:	Paul O'Leary
	Title:	Vice President

By:	/S/ MARCUS M. TARKINGTON
	Name:	Marcus M. Tarkington
	Title:	Vice President

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

ENTERPRISE COMPUTER SYSTEMS, INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

HM COOP LLC
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

PRELUDE SYSTEMS, INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

PROPHET 21, INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

SPEEDWARE HOLDINGS, INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

SPEEDWARE USA INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

STANPAK SYSTEMS, INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

TRIAD SYSTEMS FINANCIAL CORPORATION
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

PROPHET 21 NEW JERSEY, INC.
By:	/S/ PERVEZ QURESHI
	Name:	Pervez Qureshi
	Title:	President and CEO

SCHEDULE 2.01
COMMITMENTS

	2007 Term	Revolving Credit
Lender	Commitment[1]	Commitment[2]

Deutsche Bank Trust Company Americas	$75,000,000.00	$10,000,000.00

JPMorgan Chase Bank, N.A.	$0.00	$8,000,000.00

Lehman Commercial Paper Inc.	$0.00	$7,000,000.00

General Electric Capital Corporation	$0.00	$7,500,000.00

The CIT Group/Equipment Financing Inc.	$0.00	$7,500,000.00

TOTAL:	$75,000,000.00	$40,000,000.00

[1]	Reflects 2007 Term Commitments as of the First Incremental Amendment Effective Date (after giving effect to the termination of all Original Term Commitments on the Closing Date).

[2]	Reflects Revolving Credit Commitments as of the Closing Date.